MAP-EQUITY FUND

               SUPPLEMENT DATED SEPTEMBER 27, 1996
               TO THE PROSPECTUS DATED MAY 1, 1996

      The following supplements information relating to fees, charges, redemptions, and broker compensation described in the above-referenced Prospectus.

      The Board of Directors of MAP-Equity Fund (the "Fund")  has
authorized   First   Priority  Investment   Corporation   ("First
Priority"), the Distributor of the Fund, to offer for a limited period shares of the Fund ("Promotional Shares") at Net Asset Value ("NAV") (that is, with no sales load deducted when shares are purchased). Promotional Shares will, however, be subject to a Contingent Deferred Sales Load ("CDSL") of 1% if redeemed within one year of purchase. Redemptions will be deemed to be taken in the following order: first from reinvested dividends and capital gains on Promotional Shares; second, from unrealized investment appreciation, if any, on Promotional Shares; third, from Promotional Shares on a First-In/First Out ("FIFO") basis,
and   fourth,  from  reinvested  dividends  and  capital   gains,
appreciation and shares pertaining to purchases prior to the offering of Promotional Shares. The CDSL will also apply to Promotional Shares exchanged within one year of purchase into MAP-Government Fund, Inc., although the CDSL will not be deducted until the shares in MAP-Government Fund are redeemed. The CDSL will not apply to shares purchased under existing NAV sales programs, by reinvestment of any dividends or capital gains, or to any amount of appreciation in the NAV.

      Promotional Shares qualify under the Accumulation Privilege and Letter of Intent programs. The CDSL is waived for distributions from an individual retirement plan or 403(b) plan account due to death or disability of the Shareholder, or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, or those due to plan termination or plan transfer; redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the CDSL; redemptions initiated by the Fund due to a Shareholder's account falling below the minimum specified account size; and redemptions following the death of the Shareholder or the beneficial owner.

      This offer will be in effect from October 15, 1996 until December 31, 1996, but may be extended for an additional limited period. While this offer is in effect, First Priority will compensate introducing brokers at the maximum rate of one percent of purchase amounts. First Priority may also assume transaction fees normally incurred by clients of Registered Investment Advisers when purchasing shares at NAV.

      After this offer has expired, the information in the prospectus relating to fees, charges, redemptions, and broker compensation will again be effective.